SECURITIES AND EXCHANGE COMMISSION

                        WASHINGTON, D.C. 20549

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                              FORM 8-K

                           CURRENT REPORT

                Pursuant to Section 13 or 15(d) of the
                    Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):         April 15, 1996
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                         Merrill Lynch & Co., Inc.
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              (Exact Name of Registrant as Specified in Charter)


       Delaware                   1-7182                 13-2740599
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      (State or Other          (Commission             (I.R.S. Employer
      Jurisdiction of          File Number)            Identification No.)
      Incorporation)


World Financial Center, North Tower, New York, New York      10281-1332
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(Address of Principal Executive Offices)                      (Zip Code)


Registrant's telephone number, including area code:      (212) 449-1000
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    (Former Name or Former Address, if Changed Since Last Report.)


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Item 5.  Other Events
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Filed herewith is the Preliminary Unaudited Earnings Summary, as contained in a press release dated April 15, 1996, for Merrill Lynch & Co., Inc. ("ML & Co.") for the three-month period ended March 29, 1996. The results of operations set forth therein for such period are unaudited. All adjustments, consisting only of normal recurring accruals, that are in the opinion of management necessary for a fair presentation of the results of operations for the period presented have been included. The nature of ML & Co.'s business is such that the results for any interim period are not necessarily indicative of the results for a full year.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
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        (c)  Exhibits.
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             (99)  Additional Exhibits

                   (i) Preliminary Unaudited Earnings Summary for the three-month period ended March 29, 1996.


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                                  SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.



                                           MERRILL LYNCH & CO., INC.
                                           -------------------------
                                                 (Registrant)


                                           By:  /s/ Joseph T. Willett
                                               ------------------------
                                                    Joseph T. Willett
                                                    Senior Vice President
                                                    Chief Financial Officer



Date: April 15, 1996


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                                EXHIBIT INDEX
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Exhibit No.         Description                                    Page
- -----------         -----------                                    ----

(99)                Additional Exhibits

                   (i)  Preliminary Unaudited Earnings Summary
                        for the three-month period ended March       5
                        29, 1996.




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